Putnam
International
New Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Managing a portfolio of international equities in the wake of a worldwide economic slowdown means facing challenges of truly global proportions. The management team of Putnam International New
Opportunities Fund can certainly attest to the magnitude of the issues it confronted during the fiscal year ended September 30, 2001.

Along with most other experts in the business, the team firmly believes the current difficulties represent a short-term phenomenon. Much of what they have done in recent months is to look beyond today's environment and focus on designing a portfolio that not only seeks to reduce short-term losses but also is positioned to enhance the benefit from an improved worldwide economic recovery as it develops.

In the following report, the managers review the fund's performance in today's markets and discuss prospects for what they are confident will be an improving climate for worldwide equities in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Robert J. Swift
Stephen P. Dexter
Peter J. Hadden

During Putnam International New Opportunities Fund's 2001 fiscal year, which ended September 30, 2001, deteriorating business conditions in most international markets caused a squeeze on profits and pushed down stock prices. The consequence has been a significant short-term loss for your fund. Experiencing such losses is never easy for shareholders or for us as managers of the fund. Since the fund's strategy is to invest in aggressive growth stocks in international markets, volatility is a constant feature, but our goal is to see that the positive gains of the portfolio have the potential to overcome the short-term losses over longer time periods. We believe that many factors now favor improved results for growth stocks. We intend to show in this report, as Francis Bacon once wrote, "Adversity is not without comforts and hopes."

Total return for 12 months ended 9/30/01

      Class A          Class B          Class C          Class M
-----------------------------------------------------------------------
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -45.96% -49.08%  -46.36% -48.55%  -46.33% -46.77%  -46.20% -48.07%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* BROADER DIVERSIFICATION IMPROVED FUND'S RESULTS IN SECOND HALF

As we discussed in the fund's semiannual update six months ago, we made many changes to the portfolio early in the fiscal year. We were responding to a fundamental shift in the characteristics of the aggressive growth investment universe. Prior to this fiscal year, the companies with the highest rates of current and expected earnings growth were clustered disproportionately in the technology sector. As businesses and consumers cut spending on technology equipment during the past year, however, technology companies have seen their growth rates fall, and the sector now trails behind most other industry groups.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals         18.3%

Telecommunications      11.0%

Insurance                7.2%

Oil & gas                7.1%

Banking                  6.0%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


As long-term shareholders know, the fund's investment process focuses on identifying high-quality growth companies that are achieving rapid earnings growth and can maintain their leadership over competitors. In the past year, our research found that these types of companies were no longer concentrated in large numbers in the technology sector. We sold or trimmed many positions in technology stocks, which resulted in a substantial capital gains distribution for your fund because many of these stocks had appreciated strongly since we originally purchased them. Although it might seem strange to distribute a gain when the fund was declining in value, it was necessary because of federal regulations. The gain highlights our ability to identify stocks with long-term growth potential, as well as our strategy of re-positioning the fund as necessary to maintain exposure to stocks with the best future growth prospects.

After selling many technology stocks we broadened the fund's sector weightings, adding primarily financial, consumer staple, and wireless telecommunications stocks. Broadening the fund's diversification was beneficial to performance. Your fund ended the fiscal year only modestly below its level of March, 2001. The fund built exposure to stocks with defensive qualities. Examples included pharmaceutical companies such as AstraZeneca of the United Kingdom and Sanofi-Synthelabo of France, consumer staples companies like George Weston of Canada and insurance companies like Aegon of the Netherlands and Allianz of Germany. Stocks in these more defensive sectors tend to perform relatively well in adverse economic periods, as in the past year when global economies were slowing. Their businesses are built on products that consumers consider necessary rather than optional purchases. Although these holdings, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

* INTERNATIONAL MARKETS FELL BUT ALSO OFFERED DEFENSIVE STOCKS

One of the purposes of international investing is to provide diversification -- a different source of returns and different set of risks than one gets with investing in U.S. stocks. In this regard, the past year might also seem disappointing, since international economies did not shrug off weakness in the United States and continue growing. Instead, international economies also slowed. However, it was still possible for businesses with a strong focus on their home markets and a steady demand for their products to generate profits. Several stocks we favored over the past year fall into this category.

For example, a recent addition to the fund is Ajinomoto in Japan, a food company that makes spices and flavorings for Japanese food and felt little impact from the economic situation. Other examples include beverage company Grupo Modelo in Mexico and electric company Scottish Power PLC of the United Kingdom. In the telephone and telecommunications industries stocks such as Telecom New Zealand and Portugal Telecom also offered opportunities. Within the global telecom sector, these companies are relative unknowns, but we found them attractive during the economic slowdown because they carry little debt and face few competitors. Their ability to set prices and control costs is helping them to achieve healthy rates of growth that we believe likely to remain steady.

Your fund's larger telecom holdings were companies achieving growth primarily through wireless services, which have continued growing this year. Like the smaller companies mentioned above, they had smaller debts than traditional wireline companies. Top positions included Vodafone PLC, based in London, which is Europe's largest wireless company, Orange SA of France, and NTT DoCoMo of Japan. Japanese consumers continue to embrace wireless technologies for telephone and instant-messaging services, and NTT DoCoMo is introducing more advanced technologies.

* JAPAN OFFERED UNEXPECTED GROWTH OPPORTUNITIES

Our stock selection during the past year not only changed the fund's sector weightings, it also modified regional and market weightings. We reduced holdings in Europe, Canada, and several emerging markets, while increasing the fund's positions in Japan and other more developed Asian markets. We have increased our investments in Japan at a time when equity prices were generally falling and many investors had growing doubts about the country's economy. A new prime minister, Junichiro Koizumi, briefly lifted expectations in the spring of this year, but stocks subsequently declined. We view positively Mr. Koizumi's efforts to reform the economy and resolve the bad-loan crisis in the banking sector, but these were not the reasons we added to your fund's Japanese holdings.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Sanofi-Synthelabo SA
France
Pharmaceuticals

Vodafone Group PLC
United Kingdom
Telecommunications

NTT DoCoMo, Inc.
Japan
Telecommunications

Royal Dutch Petroleum Co.
Netherlands
Oil & gas

Toppan Printing Co., Ltd.
Japan
Commercial and consumer services

Banco Popular Espanol
Spain
Banking

Dexia
Belgium
Financial

OMRON Corp.
Japan
Electronics

Footnote reads:
These holdings represent 28.8% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


Instead, we added Japanese stocks that we believed could maintain high growth rates yet were priced attractively relative to growth companies in other markets. An example is NET One Systems. This technology services company builds computer networks and is the leading distributor of equipment made by Cisco Systems in the United States. While this service and equipment has seen flat demand in the United States and Europe, Japanese companies are still in the stage of building their computer networks. NET One Systems is poised to grow at a rate considerably faster than many other Japanese companies.

Fuji Photo Film is another Japanese holding that exemplifies our current thinking. As a maker of photographic film, a consumer staple, it is a relatively defensive stock, yet at the same time it offers strong growth characteristics that no U.S. stock in the industry can rival. The company has been taking market share from its competitors and has recently made an agreement to provide film processing in all Wal-Mart stores.

* MANY FACTORS BECOMING FAVORABLE FOR GROWTH STOCKS

Although many of the challenges that hurt performance during the past year have not yet abated, we are nevertheless optimistic with regard to fiscal 2002. Uncertainty weighs on the global economy because the United States is engaged in a military conflict. However, in our opinion, the U.S. economy is poised to recover in 2002 and should this occur, it would generate strength globally. These conditions are favorable for the sort of high-quality growth stocks your fund targets. Also, growth stocks have been lagging behind value stocks for several quarters; historically such performance gaps have eventually closed. It is important to remember the slowdowns in Japan and Europe have not been as sharp as in the United States, yet stock prices have been equally depressed. European consumers remain in fairly good financial shape, and Japan has made real, albeit slow, progress to clean up the bad-loan situation that burdens its economy. Central banks in Europe and Asia have finally begun to ease monetary policy after resisting lower interest rates during the past year. Last, but not least, adverse conditions have compelled corporate executives around the world to manage costs more efficiently. We think the quality of the international growth stock universe has improved and a recovery in stock prices is likely to follow.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including liquidity and volatility, may be associated with emerging markets securities.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International New Opportunities Fund is designed to seek long-term capital appreciation through investments in common stocks that are principally traded outside the United States.

TOTAL RETURN FOR PERIODS ENDED 9/30/01

                  Class A         Class B         Class C          Class M
(inception dates) (1/3/95)       (7/21/95)        (2/1/99)        (7/21/95)
                NAV     POP     NAV    CDSC     NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
1 year        -45.96% -49.08% -46.36% -48.55% -46.33% -46.77%  -46.20% -48.07%
------------------------------------------------------------------------------
5 years         3.24   -2.67   -0.49   -1.87   -0.44   -0.44     0.81   -2.70
Annual average  0.64   -0.54   -0.10   -0.38   -0.09   -0.09     0.16   -0.55
------------------------------------------------------------------------------
Life of fund   42.18   33.99   35.38   35.38   35.35   35.35    37.85   33.01
Annual average  5.36    4.44    4.60    4.60    4.59    4.59     4.88    4.32
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                  Salomon Smith
                   Barney World
                 ex-U.S. Primary      MSCI EAFE        Consumer
               Markets Growth Index     Index         price index
------------------------------------------------------------------------------
1 year               -35.85%           -28.53%           2.65%
------------------------------------------------------------------------------
5 years                3.78             -0.71           12.93
Annual average         0.75             -0.14            2.46
------------------------------------------------------------------------------
Life of fund          24.42             15.27           18.64
Annual average         3.29              2.13            2.57
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.

The fund's benchmark index has been changed from the MSCI EAFE Index to the Salomon Smith Barney World ex-U.S. Primary Markets Growth Index, which better reflects the fund's growth objective.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                                SSB World
          Fund's class A        Ex-U.S. PM       MSCI EAFE     Consumer price
Date       shares at POP       Growth Index        Index           index

1/3/95         9,425              10,000          10,000           10,000
9/30/95       11,408              10,995          10,688           10,200
9/30/96       12,978              11,989          11,609           10,506
9/30/97       15,151              14,169          13,023           10,739
9/30/98       13,277              13,216          11,937           10,892
9/30/99       20,437              17,499          15,632           11,172
9/30/00       24,792              19,397          16,129           11,558
9/30/01      $13,399             $12,442         $11,527          $11,864

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $13,538 and $13,535, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $13,785 ($13,301 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                        Class A      Class B      Class C       Class M
------------------------------------------------------------------------------
Distributions (number)     1            1            1             1
------------------------------------------------------------------------------
Income                     --           --           --            --
------------------------------------------------------------------------------
Capital gains
  Long-term              $1.998       $1.998       $1.998        $1.998
------------------------------------------------------------------------------
  Short-term              0.628        0.628        0.628         0.628
------------------------------------------------------------------------------
Return of capital*         --           --           --            --
------------------------------------------------------------------------------
  Total                  $2.626       $2.626       $2.626        $2.626
------------------------------------------------------------------------------
Share value:          NAV     POP       NAV          NAV      NAV     POP
------------------------------------------------------------------------------
9/30/00             $18.94   $20.10   $18.28       $18.72   $18.53   $19.20
------------------------------------------------------------------------------
9/30/01               8.44     8.95     8.02         8.26     8.18     8.48
------------------------------------------------------------------------------

*Per share distributions were less than $0.01 per share.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Ex-U.S. Primary Markets Growth Index* is an unmanaged index of mostly large and some small-capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International New Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the "fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2001



THE FUND'S PORTFOLIO
September 30, 2001

COMMON STOCKS (96.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,333,400 WPP Group PLC (United Kingdom)                                                   $    9,699,185

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
            425,400 CAE, Inc. (Canada)                                                                    2,623,233

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            249,100 Deutsche Lufthansa AG (Germany)                                                       2,381,458

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            110,200 Bayerische Motoren Werke (BMW) AG (Germany)                                           2,804,422

Banking (6.0%)
-------------------------------------------------------------------------------------------------------------------
            890,600 Banco Popular Espanol (Spain)                                                        30,813,869
            464,700 Commonwealth Bank of Australia (Australia)                                            5,983,073
            281,800 Danske Bank A/S (Denmark)                                                             4,418,713
            829,700 DnB Holdings ASA (Norway)                                                             3,088,980
            408,300 HSBC Holdings PLC (United Kingdom)                                                    4,301,977
          1,031,900 Svenska Handelsbanken AB Class A (Sweden)                                            13,403,812
          3,214,300 Westpac Banking Corp. (Australia) (NON)                                              21,072,813
                                                                                                      -------------
                                                                                                         83,083,237

Beverage (2.8%)
-------------------------------------------------------------------------------------------------------------------
            418,200 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                6,695,382
          7,658,500 Grupo Modelo SA de CV (Mexico)                                                       16,673,428
            912,400 Molson, Inc. Class A (Canada)                                                        15,521,487
                                                                                                      -------------
                                                                                                         38,890,297

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
             58,800 Societe Television Francaise I (France)                                               1,124,285

Chemicals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            765,500 Hitachi Chemical Co., Ltd. (Japan)                                                    5,882,033

Commercial and Consumer Services (5.8%)
-------------------------------------------------------------------------------------------------------------------
          1,254,500 Aggreko PLC (United Kingdom)                                                          7,650,474
          1,087,375 Autopistas Concesionaria Espanola SA (Spain)                                          9,415,422
          2,761,500 Autostrade SpA (Italy)                                                               17,600,420
            318,200 Hagemeyer NV (Netherlands)                                                            4,238,620
            235,000 Sodexho Alliance SA (France)                                                          9,949,489
          3,302,000 Toppan Printing Co., Ltd. (Japan) (NON)                                              31,195,415
                                                                                                      -------------
                                                                                                         80,049,840

Communications Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            136,552 Nokia OYJ (Finland)                                                                   2,231,734
          2,772,088 Telefonaktiebolaget LM Ericsson AB Class B (Sweden)                                  10,035,414
                                                                                                      -------------
                                                                                                         12,267,148

Conglomerates (1.8%)
-------------------------------------------------------------------------------------------------------------------
         19,520,000 Singapore Technologies Engineering, Ltd. (Singapore)                                 24,096,036

Consumer Cyclicals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            284,800 Sony Corp. (Japan)                                                                   10,499,429

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
             38,900 Aiful Corp. (Japan)                                                                   3,266,711

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Hindustan Lever, Ltd. (India)                                                            17,406
            191,350 L'Oreal SA (Germany)                                                                 13,188,770
                                                                                                      -------------
                                                                                                         13,206,176

Consumer Staples (1.0%)
-------------------------------------------------------------------------------------------------------------------
            406,000 Fuji Photo Film Co., Ltd. (Japan)                                                    13,978,838

Electric Utilities (4.3%)
-------------------------------------------------------------------------------------------------------------------
            476,800 E.On AG (Germany)                                                                    24,484,729
            961,700 Iberdrola SA (Spain)                                                                 13,090,636
          3,749,300 Scottish Power PLC (United Kingdom)                                                  22,534,249
                                                                                                      -------------
                                                                                                         60,109,614

Electrical Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
             99,550 Siemens AG (Germany)                                                                  3,752,507
            811,000 Sumitomo Electric Industries, Ltd. (Japan)                                            7,266,854
                                                                                                      -------------
                                                                                                         11,019,361

Electronics (5.1%)
-------------------------------------------------------------------------------------------------------------------
            538,800 Creative Technology, Ltd. (Singapore)                                                 2,608,573
          2,120,900 OMRON Corp. (Japan)                                                                  27,588,798
            173,850 Samsung Electronics Co., Ltd. (South Korea)                                          18,593,583
             82,100 Swatch Group AG (The) Class B (Switzerland)                                           5,944,489
         10,079,600 Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) (NON)                          13,659,818
            143,900 Thomson Multimedia SA (France) (NON)                                                  2,816,950
                                                                                                      -------------
                                                                                                         71,212,211

Engineering & Construction (2.0%)
-------------------------------------------------------------------------------------------------------------------
            373,900 Brisa-Auto Estradas de Portugal SA (Portugal)                                         3,404,360
            421,650 Vinci SA (France)                                                                    24,762,345
                                                                                                      -------------
                                                                                                         28,166,705

Financial (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,903,600 Dexia (Belgium)                                                                      28,563,594
          1,119,000 Sampo OYJ Class A (Finland)                                                           8,548,147
                                                                                                      -------------
                                                                                                         37,111,741

Food (0.1%)
-------------------------------------------------------------------------------------------------------------------
            123,000 Ajinomoto Co. Inc. (Japan)                                                            1,417,165

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,850,500 MFI Furniture Group PLC (United Kingdom)                                              5,828,059

Insurance (7.2%)
-------------------------------------------------------------------------------------------------------------------
          1,004,260 Aegon NV (Netherlands)                                                               26,260,957
            117,265 Allianz AG (Germany)                                                                 26,585,676
            225,300 Axa SA (France)                                                                       4,445,290
            886,900 ING Groep NV (Netherlands)                                                           23,765,386
            193,400 Manulife Financial Corp. (Canada)                                                     5,063,052
             42,308 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                              10,978,609
          1,114,500 QBE Insurance Group, Ltd. (Australia)                                                 3,161,251
                                                                                                      -------------
                                                                                                        100,260,221

Investment Banking/Brokerage (2.9%)
-------------------------------------------------------------------------------------------------------------------
            402,200 Amvescap PLC (United Kingdom)                                                         4,302,720
            815,762 Banca Fideuram SpA (Italy)                                                            4,813,028
          1,921,100 Macquarie Infrastructure Group (Australia)                                            3,222,107
            318,900 Macquerie Infrastructure Group 144A (Australia)                                         534,865
          1,248,200 Mediolanum SpA (Italy)                                                                8,171,335
            284,606 MLP AG (Germany)                                                                     16,973,261
             38,100 Orix Corp. (Japan)                                                                    3,183,532
                                                                                                      -------------
                                                                                                         41,200,848

Leisure (1.4%)
-------------------------------------------------------------------------------------------------------------------
            548,600 Sammy Corp. (Japan)                                                                  19,810,044

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,544,600 Airtours PLC (United Kingdom)                                                         6,010,908

Medical Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            647,500 Amersham PLC (United Kingdom)                                                         5,513,950

Oil & Gas (7.1%)
-------------------------------------------------------------------------------------------------------------------
          2,439,500 BP PLC (United Kingdom)                                                              20,146,830
          1,991,700 ENI SpA (Italy)                                                                      24,717,226
            767,100 Royal Dutch Petroleum Co. (Netherlands)                                              38,568,108
            108,600 TotalFinaElf SA, Class B (France)                                                    14,584,844
                                                                                                      -------------
                                                                                                         98,017,008

Pharmaceuticals (18.3%)
-------------------------------------------------------------------------------------------------------------------
            187,200 Altana AG (Germany)                                                                   9,033,617
          1,270,000 AstraZeneca PLC (United Kingdom)                                                     59,067,287
            180,700 Aventis SA (France)                                                                  13,705,128
            559,000 Chugai Pharmaceutical Co., Ltd. (Japan)                                               8,698,581
          2,178,940 GlaxoSmithKline PLC (United Kingdom)                                                 61,477,485
            600,000 Kyorin Pharmaceutical Co., Ltd. (Japan)                                              14,486,060
            239,700 Merck KGaA (Germany)                                                                  8,620,751
            113,200 Novartis AG (Switzerland)                                                             4,434,408
            508,575 Novo-Nordisk A/S (Denmark)                                                           21,120,276
            630,000 Sankyo Co., Ltd. (Japan)                                                             11,136,631
            658,525 Sanofi-Synthelabo SA (France)                                                        42,870,471
                                                                                                      -------------
                                                                                                        254,650,695

Photography/Imaging (2.1%)
-------------------------------------------------------------------------------------------------------------------
            241,000 Canon,Inc. (Japan)                                                                    6,617,988
            483,000 Olympus Optical Co., Ltd. (Japan)                                                     6,793,962
          1,050,000 Ricoh Co., Ltd. (Japan)                                                              15,818,777
                                                                                                      -------------
                                                                                                         29,230,727

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            416,900 Pearson PLC (United Kingdom)                                                          4,466,106

Real Estate (0.6%)
-------------------------------------------------------------------------------------------------------------------
            176,350 Goldcrest Co., Ltd. (Japan)                                                           8,024,404

Retail (3.1%)
-------------------------------------------------------------------------------------------------------------------
         17,105,635 Esprit Holdings, Ltd. (Hong Kong)                                                    16,229,671
             76,100 George Weston, Ltd. (Canada) (NON)                                                    4,998,655
          1,115,200 GUS PLC (United Kingdom) (NON)                                                        8,849,447
            891,000 Matalan PLC (United Kingdom)                                                          6,186,558
            109,900 Next PLC (United Kingdom)                                                             1,445,408
            995,000 Woolworths, Ltd. (Australia)                                                          5,816,377
                                                                                                      -------------
                                                                                                         43,526,116

Software (1.1%)
-------------------------------------------------------------------------------------------------------------------
            469,420 Amdocs, Ltd. (United Kingdom) (NON)                                                  12,510,043
            242,463 Thiel Logistik AG (Luxembourg) (NON)                                                  3,112,752
                                                                                                      -------------
                                                                                                         15,622,795

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
             94,185 Altran Technologies SA (France)                                                       3,889,009
                924 NET One Systems Co., Ltd. (Japan)                                                    13,191,132
                                                                                                      -------------
                                                                                                         17,080,141

Telecommunications (11.0%)
-------------------------------------------------------------------------------------------------------------------
              2,915 NTT DoCoMo, Inc. (Japan)                                                             39,411,740
          3,524,300 Orange SA (France) (NON)                                                             25,671,000
          3,419,500 Portugal Telecom SGPS SA (Portugal) (NON)                                            24,845,369
             80,880 SK Telecom Co., Ltd. (South Korea)                                                   12,851,826
          1,275,000 Telecom Italia SpA (Italy)                                                            9,623,757
         18,425,431 Vodafone Group PLC (United Kingdom)                                                  40,614,258
                                                                                                      -------------
                                                                                                        153,017,950

Telephone (0.7%)
-------------------------------------------------------------------------------------------------------------------
            289,700 Korea Telecom Corp. ADR (South Korea)                                                 5,298,613
          2,105,900 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                      3,774,245
                                                                                                     --------------
                                                                                                          9,072,858

Toys (1.4%)
-------------------------------------------------------------------------------------------------------------------
            131,600 Nintendo Co., Ltd. (Japan)                                                           18,908,935
                                                                                                     --------------
                    Total Common Stocks (cost $1,516,049,380)                                        $1,343,130,890

SHORT-TERM INVESTMENTS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           845,411 Short-term investments held as collateral for loaned securities with yields ranging from 2.55% to 3.63% and due dates
                    ranging from November 2, 2001 to November 26, 2001. (d)                          $      844,200
         29,367,000 Interest in $724,000,000 joint tri-party repurchase agreement dated September 28, 2001 with S.B.C. Warburg Inc. due
                    October 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $29,375,259 for an effective
                    yield of 3.375%                                                                      29,367,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $30,211,200)                                  $   30,211,200
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,546,260,580) (b)                                      $1,373,342,090
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,388,436,096.

  (b) The aggregate identified cost on a tax basis is $1,570,561,540, resulting in gross unrealized appreciation and depreciation of $25,589,858 and $222,809,308, respectively, or net unrealized depreciation of $197,219,450.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2001
      (as percentage of Market Value)

               Australia          3.0%
               Belgium            2.1
               Canada             2.1
               Denmark            1.9
               France            10.8
               Germany            8.8
               Hong Kong          1.2
               Italy              4.8
               Japan             19.9
               Mexico             1.2
               Netherlands        6.9
               Portugal           2.1
               Singapore          2.0
               South Korea        2.7
               Spain              4.0
               Sweden             1.7
               Taiwan             1.0
               United Kingdom    20.9
               Other              2.9
                                -----
               Total            100.0%


  (d) See footnote F to the financial statements

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $811,940 of
securities on loan (identified cost $1,546,260,580) (Note 1)                 $1,373,342,090
-------------------------------------------------------------------------------------------
Cash                                                                                269,746
-------------------------------------------------------------------------------------------
Foreign currency (cost $526,000)                                                    451,230
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,560,638
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           24,097,731
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   25,368,108
-------------------------------------------------------------------------------------------
Total assets                                                                  1,426,089,543

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 24,993,744
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        6,459,427
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,554,273
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          473,982
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       113,255
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,848
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,032,616
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  844,200
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              175,102
-------------------------------------------------------------------------------------------
Total liabilities                                                                37,653,447
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,388,436,096

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,343,138,136
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (2,348,581)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (779,416,893)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (172,936,566)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,388,436,096

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($711,536,691 divided by 84,349,070 shares)                                           $8.44
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.44)*                                $8.95
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($593,762,530 divided by 74,035,095 shares)**                                         $8.02
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,249,859 divided by 4,147,843 shares)**                                           $8.26
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($48,887,016 divided by 5,979,208 shares)                                             $8.18
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.18)*                                $8.48
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,904,211)                                $    21,078,597
-------------------------------------------------------------------------------------------
Interest                                                                          2,696,900
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,559
-------------------------------------------------------------------------------------------
Total investment income                                                          23,777,056
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 18,067,269
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    5,072,770
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    56,339
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     25,886
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,499,919
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             8,696,840
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               513,912
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               540,405
-------------------------------------------------------------------------------------------
Other                                                                             1,987,086
-------------------------------------------------------------------------------------------
Total expenses                                                                   37,460,426
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (4,156,302)
-------------------------------------------------------------------------------------------
Net expenses                                                                     33,304,124
-------------------------------------------------------------------------------------------
Net investment loss                                                              (9,527,068)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (726,576,898)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (2,515,971)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                   16,569
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (580,584,854)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,309,661,154)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,319,188,222)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (9,527,068) $   (39,206,807)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (729,092,869)     434,155,768
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (580,568,285)     (92,968,647)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                          (1,319,188,222)     301,980,314
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (199,575,581)     (83,745,720)
--------------------------------------------------------------------------------------------------
   Class B                                                           (196,431,469)     (96,628,196)
--------------------------------------------------------------------------------------------------
   Class C                                                            (10,276,230)      (1,069,631)
--------------------------------------------------------------------------------------------------
   Class M                                                            (14,465,076)      (7,574,077)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                 (1,412)              --
--------------------------------------------------------------------------------------------------
   Class B                                                                 (1,390)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                    (73)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                   (102)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      72,036,235      893,726,878
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (1,667,903,320)   1,006,689,568

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,056,339,416    2,049,649,848
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $2,348,581 and $--, respectively)                          $1,388,436,096   $3,056,339,416
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.94       $16.64       $10.81       $13.60       $11.69
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.18)        (.06)        (.04)        (.03)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.86)        3.95         5.89        (1.63)        1.98
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.87)        3.77         5.83        (1.67)        1.95
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.01)        (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --        (1.11)          --(d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --(d)        --           --           --(d)        --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --        (1.12)        (.04)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.44       $18.94       $16.64       $10.81       $13.60
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (45.96)       21.31        53.93       (12.37)       16.74
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $711,537   $1,473,001     $905,842     $630,422     $859,999
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.48         1.39         1.54         1.75         1.75
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.11)        (.83)        (.45)        (.30)        (.24)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                228.51       151.67       204.39       170.28       141.29
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.28       $16.20       $10.61       $13.45       $11.61
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.33)        (.16)        (.13)        (.13)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.54)        3.88         5.75        (1.60)        1.97
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.63)        3.55         5.59        (1.73)        1.84
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --        (1.11)          --(d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --(d)        --           --           --(d)        --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --        (1.11)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.02       $18.28       $16.20       $10.61       $13.45
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (46.36)       20.49        52.69       (12.98)       15.87
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $593,763   $1,397,981   $1,053,443     $803,785   $1,079,912
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.19         2.10         2.29         2.50         2.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.83)       (1.54)       (1.20)       (1.05)        (.99)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                228.51       151.67       204.39       170.28       141.29
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                            Year ended              Feb. 1, 1999+
operating performance                 Sept. 30                to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.72       $16.58       $13.82
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.34)        (.12)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.73)        3.95         2.88
---------------------------------------------------------------------------
Total from
investment operations                  (7.83)        3.61         2.76
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --
---------------------------------------------------------------------------
Return of capital                         --(d)        --           --
---------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.26       $18.72       $16.58
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (46.33)       20.38        19.97*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,250      $78,295       $6,780
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.23         2.14         1.52*
---------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.86)       (1.56)        (.78)*
---------------------------------------------------------------------------
Portfolio turnover (%)                228.51       151.67       204.39
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.53       $16.38       $10.69       $13.51       $11.64
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.29)        (.13)        (.10)        (.10)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.65)        3.91         5.82        (1.61)        1.98
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.72)        3.62         5.69        (1.71)        1.88
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.63)       (1.47)          --        (1.11)          --(d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --(d)        --           --           --(d)        --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.63)       (1.47)          --        (1.11)        (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.18       $18.53       $16.38       $10.69       $13.51
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (46.20)       20.70        53.23       (12.76)       16.12
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $48,887     $107,062      $83,585      $63,967      $91,390
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98         1.89         2.04         2.25         2.25
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.62)       (1.33)        (.95)        (.80)        (.74)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                228.51       151.67       204.39       170.28       141.29
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation and are primarily traded in security markets outside the United States.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the value of securities loaned amounted to $811,940. The fund received cash collateral of $844,200 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $108,014,000 available to offset future net capital gain if any, which will expire on September 30, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized and unrealized gains and losses on passive foreign investment companies, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $7,178,487 to decrease accumulated net investment loss and $8,306,426 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,127,939. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $4,156,302 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,075 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to February 12, 2001, the annual rate for class B was 0.90%.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $253,748 and $9,152 from the sale of class A and class M shares, respectively, and received $1,194,670 and $54,257 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received $124,133 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,617,739,672 and $4,920,485,861, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                152,926,629     $ 1,734,328,702
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               15,092,644         186,243,222
---------------------------------------------------------------------------
                                           168,019,273       1,920,571,924

Shares
repurchased                               (161,430,476)     (1,847,524,030)
---------------------------------------------------------------------------
Net increase                                 6,588,797     $    73,047,894
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                103,070,949      $2,286,185,394
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,512,320          78,395,042
---------------------------------------------------------------------------
                                           106,583,269       2,364,580,436

Shares
repurchased                                (83,249,638)     (1,837,726,805)
---------------------------------------------------------------------------
Net increase                                23,333,631        $526,853,631
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,290,873       $ 131,743,771
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               14,017,594         165,267,424
---------------------------------------------------------------------------
                                            25,308,467         297,011,195

Shares
repurchased                                (27,748,854)       (296,121,484)
---------------------------------------------------------------------------
Net increase/
(decrease)                                  (2,440,387)      $     889,711
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,936,053       $ 535,041,162
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,742,448          81,024,002
---------------------------------------------------------------------------
                                            27,678,501         616,065,164

Shares
repurchased                                (16,226,133)       (350,411,620)
---------------------------------------------------------------------------
Net increase                                11,452,368       $ 265,653,544
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,820,493       $ 139,306,806
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  663,096           8,049,981
---------------------------------------------------------------------------
                                            13,483,589         147,356,787

Shares
repurchased                                (13,517,437)       (148,281,293)
---------------------------------------------------------------------------
Net decrease                                   (33,848)      $    (924,506)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,472,457        $146,312,199
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,374             829,333
---------------------------------------------------------------------------
                                             6,509,831         147,141,532

Shares
repurchased                                 (2,737,110)        (59,138,017)
---------------------------------------------------------------------------
Net increase                                 3,772,721        $ 88,003,515
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,666,414       $ 481,999,388
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,063,139          12,757,675
---------------------------------------------------------------------------
                                            42,729,553         494,757,063

Shares
repurchased                                (42,527,181)       (495,733,927)
---------------------------------------------------------------------------
Net increase/
(decrease)                                     202,372       $    (976,864)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,498,661       $ 218,089,136
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  307,462           6,736,483
---------------------------------------------------------------------------
                                            10,806,123         224,825,619

Shares
repurchased                                (10,133,019)       (211,609,431)
---------------------------------------------------------------------------
Net increase                                   673,104       $  13,216,188
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended September 30, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

For the period ended September 30, 2001, interest and dividends from foreign countries were $24,007,185 or $0.142 per share (for all classes of shares). Taxes paid to foreign countries were $2,904,211 or $0.017 per share (for all classes of shares).

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert J. Swift
Vice President and Fund Manager

Stephen P. Dexter
Vice President and Fund Manager

Peter J. Hadden
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN010-76214  539/2AH/2AI  11/01



Putnam
Balanced
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

While we are disappointed to report the negative performance of Putnam Balanced Fund for the fiscal year ended September 30, 2001, there is some solace in the fact that the fund has plenty of company.
Furthermore, it is important to note that but for the fund's balanced approach, matters might have been worse.

On a more positive note, the large, fast-growing companies that are the fund's major focus and that were among the hardest hit in the current downturn are also the most likely to be among the leaders in a recovering market. Thus, given all that has occurred in the economy and the markets over the past year, it is important for investors to maintain a long-term perspective when assessing their investment programs.

In the following report, your fund's management team reviews performance in the difficult environment of fiscal 2001 and then provides its views on prospects for the fiscal year just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

David J. Santos
Anthony R. Sellitto
Kevin M. Cronin
and the Mortgage Team

The 12 months ended September 30, 2001, represented an extremely challenging time for U.S. financial markets. Already weakened by a dramatic economic slowdown, slumping investor confidence, and sharp stock price declines, conditions worsened in the aftermath of the September 11 terrorist attacks on New York and Washington. While Putnam Balanced Fund clearly felt the impact of this difficult environment, its investments in bonds helped offset losses for the period. Despite the challenges faced by the financial markets during the fiscal year, we remain focused on the fund's long-term objectives and continue to target stocks that we believe will reward investors over time.

Total return for 12 months ended 9/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -34.70% -38.45%  -35.24%  -38.42% -35.22%  -35.86% -35.04% -37.32%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND DECLINED IN DIFFICULT ENVIRONMENT

For the 12-month period, the S&P 500 Index, one of your fund's benchmarks and a general measure of U.S. stock market performance, declined by more than 26%. While your fund declined more than this broad market index, it outperformed its other stock market benchmark, the Russell 1000 Growth Index. This index, which more accurately reflects the types of stocks in which your fund invests, declined by more than 45% in the 12-month period.

The tragic events of September 11 were unprecedented in American history and the extent of their impact on financial markets around the world is, in some sense, uncharted territory. The attacks forced the U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression -- and in their wake the Dow Jones Industrial Average posted its worst quarterly loss in 14 years. In the months leading up to September 11, a dramatically slowing U.S. economy had resulted in market volatility, reduced spending by businesses, and negative earnings forecasts from companies across all industry sectors. This took its toll on stocks, particularly those of rapidly growing large companies, which are a focus for the fund.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals           11.0%

Retail                     4.7%

Software                   4.1%

Electronics                3.3%

Conglomerates              3.2%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


* BALANCED APPROACH HELPED REDUCE LOSSES

As we noted at the fiscal year's mid-point, your fund's investment in high-quality bonds proved beneficial, particularly as stocks felt continued pressure in the weakening economic environment. At the close of the period, approximately 41% of the fund's portfolio was invested in the fixed-income market, including U.S. Treasury securities and mortgage-backed securities issued by government-sponsored agencies.

During this tumultuous period for the stock market, bonds benefited from a flight to quality, in which investors turned to bonds as a relatively safer alternative to growth stocks. In particular, the fund's Treasury securities benefited as the Federal Reserve Board continued to cut interest rates in a bid to boost the economy and restore faith to the markets after the September tragedies. Just after the close of the period, on October 2, the Fed cut interest rates for the ninth time in 2001. After this move, the federal funds rate stood at 2.5%, its lowest level since 1962.

As 2001 progressed, we increased the fund's weighting in mortgage-backed securities. The flight to quality after September 11 caused the values of mortgage-backed securities to fall to their most attractive levels relative to Treasuries since the savings and loan thrift crisis in the 1990s. At the end of the period, 57.5% of fixed-income assets were invested in mortgage-backed securities and U.S. Treasury obligations represented 42.5% of assets.

* GROWTH STOCKS PRESSURED BY SLOWING ECONOMY

The equity portion of your fund's portfolio has a growth objective; we look for stocks of strong companies whose earnings we expect will grow rapidly. Of course, with these rapid growth prospects comes the potential for the type of volatility we witnessed during fiscal 2001. Through most of the period, the sectors that performed well were those that form the traditional economy, such as energy, consumer staples, and financials. Although the fund had holdings in these sectors, the positions were not significant because these types of stocks generally do not offer the earnings and growth potential we seek.

"Putnam Balanced Fund clearly felt the impact of the difficult economic environment, but its investments in bonds helped reduce losses."

-- Anthony R. Sellitto, portfolio manager, Putnam Balanced Fund


Steep declines in most other growth sectors, particularly media and technology, hurt fund performance. Prior to the economic slowdown, the sector that offered the best prospects for earnings growth was technology. As always, we focused the fund's investments in what we considered to be the strongest companies within the sector. We anticipated that the market would favor these well-positioned companies, particularly as the weaker technology companies faltered. However, the speed and magnitude of the economic slowdown eventually punished even the strongest technology companies. Although the fund had an underweight position in this sector, it was still affected by the poor performance of technology stocks in the portfolio. In addition, media stocks weakened significantly in the final months of the period as investors became concerned about the outlook for advertising. Despite their recent weakness, we remain optimistic about the long-term prospects for media and technology stocks and believe they can recover once market conditions stabilize.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

Pfizer, Inc.
Pharmaceuticals

Microsoft Corp.
Software

General Electric Co.
Conglomerate

AOL Time Warner, Inc.
Media

Johnson & Johnson
Pharmaceuticals

Schering-Plough Corp.
Pharmaceuticals

Wal-Mart Stores, Inc.
Retail

American Home Products Corp.
Pharmaceuticals

Eli Lilly & Co.
Pharmaceuticals

Amgen, Inc.
Biotechnology

Footnote reads:
These holdings represent 18.6% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


The fund's underweight positions in lower-growth stocks dampened performance during the period. While funds such as yours are subject to downturns, they also have the potential to benefit from market upswings.

* LONG-TERM PERSPECTIVE IS ESSENTIAL

At the close of this difficult fiscal year, perhaps more than ever before, it is important for investors to maintain a long-term perspective. While the horrific events of September 11 are a national tragedy that will not be easily overcome, we believe the U.S. economy and financial markets will recover, as they have in the aftermath of other momentous events throughout world history. Although consumer confidence, spending, and business investment declined further as a result of the attacks, we believe that there are positive signs on the horizon.

The federal government has begun adding new stimulus to the economy. Congress has appropriated billions of dollars to help re-build lower Manhattan and to support the airline industry. New spending on security efforts in coming months and years is expected to create many new jobs across the country. Finally, the Federal Reserve has continued to cut interest rates. At the close of the period, short-term rates were less than half of last year's level, which encourages businesses and consumers to spend money rather than save it. While the economy might contract in the short term, the stimulus from lower interest rates, lower tax rates, and greater government spending is likely to encourage a recovery during 2002. Regardless of economic conditions, our commitment to the fund's disciplined investment process remains firm and will not shift in the face of short-term market fluctuations.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Fund is designed for investors seeking capital growth and current income by investing in common stocks and in fixed-income securities.



TOTAL RETURN FOR PERIODS ENDED 9/30/01

                            Class A            Class B           Class C             Class M
(inception dates)           (1/3/95)          (4/4/00)           (4/4/00)           (4/4/00)
                           NAV    POP        NAV    CDSC        NAV    CDSC        NAV    POP
---------------------------------------------------------------------------------------------------
1 year                  -34.70% -38.45%    -35.24% -38.42%    -35.22% -35.86%    -35.04% -37.32%
---------------------------------------------------------------------------------------------------
5 years                  40.89   32.83      35.82   34.22      35.90   35.90      37.44   32.72
Annual average            7.10    5.84       6.31    6.06       6.33    6.33       6.57    5.82
---------------------------------------------------------------------------------------------------
Life of fund            101.32   89.71      91.51   91.51      91.61   91.61      94.68   88.00
Annual average           10.94    9.97      10.12   10.12      10.13   10.13      10.39    9.82
---------------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                                                 Lehman
                                              Intermediate
                   S&P 500     Russell 100      Treasury      Consumer
                    Index     Growth Index     Bond Index    price index
----------------------------------------------------------------------------
1 year            -26.62%       -45.64%          12.41%         2.65%
----------------------------------------------------------------------------
5 years            62.71         37.02           43.42         12.93
Annual average     10.23          6.50            7.48          2.46
----------------------------------------------------------------------------
Life of fund      154.15        119.35           66.80         18.64
Annual average     14.84         12.36            7.88          2.57
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                                                                           Lehman Intermediate
               Fund's class A         Russell 1000          S&P 500            Treasury Bond        Consumer price
Date           shares at POP          Growth Index           Index                 Index                index
1/3/95            9,425                 10,000              10,000                10,000                10,000
9/30/95          11,707                 13,120              12,977                11,072                10,200
9/30/96          13,465                 15,928              15,615                11,637                10,506
9/30/97          16,775                 21,709              21,931                12,548                10,739
9/30/98          18,817                 24,120              23,915                13,879                10,892
9/30/99          22,628                 32,527              30,564                13,988                11,172
9/30/00          29,054                 40,147              34,624                14,857                11,558
9/30/01         $18,971                $21,935             $25,415               $16,680               $11,864


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,151 and $19,161, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,468 ($18,800 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                     Class A       Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)                4             4              4              4
------------------------------------------------------------------------------
Income               $0.197        $0.128         $0.114         $0.144
------------------------------------------------------------------------------
Return of
capital 1             0.016         0.015          0.015          0.015
------------------------------------------------------------------------------
Capital gains
  Long-term           0.062         0.062          0.062          0.062
------------------------------------------------------------------------------
  Short-term          0.018         0.018          0.018          0.018
------------------------------------------------------------------------------
  Total              $0.293        $0.223         $0.209         $0.239
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV            NAV         NAV     POP
------------------------------------------------------------------------------
9/30/00           $14.30  $15.17   $14.29         $14.28       $14.30  $14.82
------------------------------------------------------------------------------
9/30/01             9.10    9.66     9.08           9.09         9.10    9.43
------------------------------------------------------------------------------

1 See page 32 for more information.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

S&P 500 Index* is an unmanaged index of common stock  performance.

Russell 1000 Growth Index* is an unmanaged index of companies in the Russell 1000 chosen for their growth orientation.

Lehman Intermediate Treasury Bond Index* is an unmanaged index of treasury bonds with maturities between 1 and up to 10 years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Balanced Fund (the "fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2001



THE FUND'S PORTFOLIO
September 30, 2001

COMMON STOCKS (51.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------------------------------------------
             30,800 Lockheed Martin Corp.                                                            $    1,347,500
             18,000 Newport News Shipbuilding, Inc.                                                       1,209,600
             14,900 United Technologies Corp.                                                               692,850
                                                                                                      -------------
                                                                                                          3,249,950

Banking (1.2%)
-------------------------------------------------------------------------------------------------------------------
             34,700 Fifth Third Bancorp                                                                   2,133,356
             29,800 State Street Corp.                                                                    1,355,900
                                                                                                      -------------
                                                                                                          3,489,256

Beverage (1.7%)
-------------------------------------------------------------------------------------------------------------------
             12,900 Anheuser-Busch Companies, Inc.                                                          540,252
             38,500 Pepsi Bottling Group, Inc. (The)                                                      1,773,695
             54,300 PepsiCo, Inc.                                                                         2,633,550
                                                                                                      -------------
                                                                                                          4,947,497

Biotechnology (2.0%)
-------------------------------------------------------------------------------------------------------------------
             61,300 Amgen, Inc. (NON)                                                                     3,602,601
             17,500 Applera Corp.-Applied Biosystems Group                                                  427,000
             10,100 Invitrogen Corp. (NON)                                                                  664,176
             33,760 MedImmune, Inc. (NON)                                                                 1,202,869
                                                                                                      -------------
                                                                                                          5,896,646

Broadcasting (1.3%)
-------------------------------------------------------------------------------------------------------------------
             46,200 Clear Channel Communications, Inc. (NON)                                              1,836,450
             82,800 Echostar Communications Corp. Class A (NON)                                           1,926,756
                                                                                                      -------------
                                                                                                          3,763,206

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             18,500 eBay, Inc. (NON)                                                                        846,375
             30,200 TMP Worldwide, Inc. (NON)                                                               857,378
             19,500 W.  W. Grainger, Inc.                                                                   757,575
                                                                                                      -------------
                                                                                                          2,461,328

Communications Equipment (1.6%)
-------------------------------------------------------------------------------------------------------------------
            225,200 Cisco Systems, Inc. (NON) (SEG)                                                       2,742,936
             43,100 QUALCOMM, Inc. (NON)                                                                  2,048,974
                                                                                                      -------------
                                                                                                          4,791,910

Computers (1.5%)
-------------------------------------------------------------------------------------------------------------------
             98,553 Dell Computer Corp. (NON)                                                             1,826,187
             60,400 EMC Corp. (NON)                                                                         709,700
             38,400 Emulex Corp. (NON)                                                                      365,184
             74,800 McDATA Corp. Class A (NON)                                                              627,572
             88,100 Sun Microsystems, Inc. (NON)                                                            728,587
                                                                                                      -------------
                                                                                                          4,257,230

Conglomerates (3.2%)
-------------------------------------------------------------------------------------------------------------------
            171,400 General Electric Co. (SEG)                                                            6,376,080
             67,765 Tyco International, Ltd. (Bermuda)                                                    3,083,308
                                                                                                      -------------
                                                                                                          9,459,388

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
             41,800 Providian Financial Corp.                                                               842,270

Consumer Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
             13,200 Colgate-Palmolive Co.                                                                   768,900
             18,000 Estee Lauder Companies, Inc. (The) Class A                                              596,700
                                                                                                      -------------
                                                                                                          1,365,600

Electronics (3.3%)
-------------------------------------------------------------------------------------------------------------------
             24,700 Alpha Industries, Inc. (NON)                                                            478,439
             15,000 Broadcom Corp. Class A (NON)                                                            304,500
             43,900 Celestica, Inc. (Canada) (NON)                                                        1,198,470
             46,000 GlobeSpan, Inc. (NON)                                                                   415,840
            155,000 Intel Corp.                                                                           3,168,200
             45,300 Linear Technology Corp.                                                               1,485,840
             52,700 Marvell Technology Group, Ltd. (Bermuda) (NON)                                          756,245
             32,500 Maxim Integrated Products, Inc. (NON)                                                 1,135,550
             45,900 Micron Technology, Inc. (NON)                                                           864,297
                                                                                                      -------------
                                                                                                          9,807,381

Entertainment (0.7%)
-------------------------------------------------------------------------------------------------------------------
             60,017 Viacom, Inc. Class B (NON)                                                            2,070,587

Financial (1.5%)
-------------------------------------------------------------------------------------------------------------------
             51,200 Citigroup, Inc.                                                                       2,073,600
             29,553 Fannie Mae                                                                            2,366,013
                                                                                                      -------------
                                                                                                          4,439,613

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
             37,500 Kraft Foods, Inc. Class A                                                             1,288,875

Health Care Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
             26,600 HCA, Inc.                                                                             1,178,646
             18,200 McKesson Corp.                                                                          687,778
             10,900 Trigon Healthcare, Inc. (NON)                                                           713,950
              6,700 Wellpoint Health Networks, Inc. (NON)                                                   731,305
                                                                                                      -------------
                                                                                                          3,311,679

Insurance (0.9%)
-------------------------------------------------------------------------------------------------------------------
             34,100 American International Group, Inc.                                                    2,659,800

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------
             22,900 Goldman Sachs Group, Inc. (The)                                                       1,633,915
             11,200 Lehman Brothers Holdings, Inc.                                                          636,720
                                                                                                      -------------
                                                                                                          2,270,635

Leisure (0.6%)
-------------------------------------------------------------------------------------------------------------------
             39,900 Harley-Davidson, Inc.                                                                 1,615,950

Media (2.1%)
-------------------------------------------------------------------------------------------------------------------
            170,083 AOL Time Warner, Inc. (NON)                                                           5,629,747
             29,000 Fox Entertainment Group, Inc. Class A (NON)                                             553,900
                                                                                                      -------------
                                                                                                          6,183,647

Medical Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------
             71,100 Medtronic, Inc.                                                                       3,092,850
             27,600 Zimmer Holdings, Inc. (NON)                                                             765,900
                                                                                                      -------------
                                                                                                          3,858,750

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
             41,200 Enron Corp.                                                                           1,121,876

Pharmaceuticals (11.0%)
-------------------------------------------------------------------------------------------------------------------
             12,000 Allergan, Inc.                                                                          795,600
             66,700 American Home Products Corp.                                                          3,885,275
             16,200 Andrx Group (NON)                                                                     1,051,704
             45,400 Eli Lilly & Co.                                                                       3,663,780
             19,700 Enzon, Inc. (NON)                                                                     1,004,700
             97,500 Johnson & Johnson                                                                     5,401,500
             28,800 King Pharmaceuticals, Inc. (NON)                                                      1,208,160
             22,600 Merck & Co., Inc.                                                                     1,505,160
            217,811 Pfizer, Inc.                                                                          8,734,221
            136,000 Schering-Plough Corp.                                                                 5,045,600
                                                                                                      -------------
                                                                                                         32,295,700

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
             54,088 Starbucks Corp. (NON)                                                                   808,075

Retail (4.7%)
-------------------------------------------------------------------------------------------------------------------
             24,400 99 Cents Only Stores (NON)                                                              789,340
             16,100 AutoZone, Inc. (NON)                                                                    834,945
             44,600 Bed Bath & Beyond, Inc. (NON)                                                         1,135,516
             28,200 HomeStore.com, Inc. (NON)                                                               215,730
             37,700 Kohls Corp. (NON)                                                                     1,809,600
             35,000 Lowe's Companies, Inc.                                                                1,107,750
             37,800 Office Depot, Inc. (NON)                                                                514,080
            112,200 Rite Aid Corp. (NON)                                                                    866,184
             47,500 Talbots, Inc. (The)                                                                   1,066,375
             52,800 Venator Group, Inc. (NON)                                                               805,200
             94,889 Wal-Mart Stores, Inc.                                                                 4,697,006
                                                                                                      -------------
                                                                                                         13,841,726

Semiconductor (0.9%)
-------------------------------------------------------------------------------------------------------------------
             31,200 Integrated Device Technology, Inc. (NON)                                                627,744
             38,300 KLA-Tencor Corp. (NON)                                                                1,209,514
             30,900 Novellus Systems, Inc. (NON)                                                            882,504
                                                                                                      -------------
                                                                                                          2,719,762

Software (4.1%)
-------------------------------------------------------------------------------------------------------------------
             36,200 Activision, Inc. (NON)                                                                  985,364
             38,000 BEA Systems, Inc. (NON)                                                                 364,420
             39,700 Check Point Software Technologies, Ltd. (Israel) (NON)                                  874,194
             11,000 Macrovision Corp. (NON)                                                                 312,510
            146,919 Microsoft Corp. (NON)                                                                 7,517,845
             38,196 Siebel Systems, Inc. (NON)                                                              496,930
             25,100 VeriSign, Inc. (NON)                                                                  1,051,690
             28,416 VERITAS Software Corp. (NON)                                                            523,991
                                                                                                      -------------
                                                                                                         12,126,944

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             69,300 KPMG Consulting, Inc. (NON)                                                             749,133

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
             36,300 Qwest Communications International, Inc.                                                606,210
             94,100 Sprint Corp. (PCS Group) (NON)                                                        2,473,886
                                                                                                     --------------
                                                                                                          3,080,096

Tobacco (0.7%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Philip Morris Companies, Inc.                                                         1,931,600
                                                                                                     --------------
                    Total Common Stocks (cost $187,239,926)                                          $  150,706,110
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (41.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (23.8%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
$        25,746,067 7 1/2s, with due dates from December 1, 2029
                    to July 1, 2031                                                                  $   26,778,554
          3,255,000 7 1/4s, May 15, 2030                                                                  3,728,505
          2,549,747 7s, with due dates from May 1, 2015 to August 1, 2016                                 2,653,495
          5,485,188 6 1/2s, with due dates from November 1, 2029
                    to April 1, 2031                                                                      5,584,355
         19,997,064 6s, with due dates from June 1, 2015 to September 1, 2031                            19,962,501
                    Government National Mortgage Association
                    Pass-Through Certificates
            932,382 7s, with due dates from May 15, 2023 to February 15, 2030                               971,661
         10,078,137 6 1/2s, with due dates from September 15, 2024
                    to May 15, 2031                                                                      10,327,648
                                                                                                      -------------
                                                                                                         70,006,719

U.S. Treasury Obligations (17.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         11,115,000 6 1/4s, May 15, 2030                                                                 12,368,883
          2,665,000 5 1/4s, February 15, 2029                                                             2,572,554
                    U.S. Treasury Notes
          1,185,000 6 1/2s, February 15, 2010                                                             1,344,051
         10,130,000 5 3/4s, November 15, 2005                                                            10,896,031
            965,000 5s, August 15, 2011                                                                     996,816
          3,805,000 5s, February 15, 2011                                                                 3,910,817
         18,930,000 4 5/8s, May 15, 2006                                                                 19,592,550
                                                                                                     --------------
                                                                                                         51,681,702
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $119,469,718)                                                              $  121,688,421

PREFERRED STOCKS (--%) (a) (cost $16)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                250 TCR Holding Corp. Class E zero % cum. pfd.                                       $            3

SHORT-TERM INVESTMENTS (16.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         7,332,922 Short-term investments held as collateral for loaned securities with yields ranging from 2.55% to 3.63% and due dates
                    ranging from November 2, 2001 to November 26, 2001 (d)                           $    7,322,158
         13,410,000 Interest in $868,906,000 joint repurchase agreement dated
                    September 28, 2001 with Chase Manhattan due
                    October 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $13,413,772 for an effective
                    yield of 3.375%                                                                      13,410,000
         13,408,000 Interest in $624,000,000 joint repurchase agreement dated
                    September 28, 2001 with Morgan Stanley Dean Witter
                    due October 1, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $13,411,771
                    for an effective yield of 3.375%                                                     13,408,000
         13,408,000 Interest in $500,000,000 joint tri-party repurchase agreement dated September 28, 2001 with Credit Suisse First Boston
                    due October 1, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $13,411,771,
                    for an effective yield of 3.375%                                                 $   13,408,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $47,548,158)                                  $   47,548,158
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $354,257,818) (b)                                        $  319,942,692
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $293,796,561.

  (b) The aggregate identified cost on a tax basis is $362,933,956, resulting in gross unrealized appreciation and depreciation of $4,095,276 and $47,086,540, respectively, or net unrealized depreciation of $42,991,264.

  (d) See footnote F to the financial statements.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2001.

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2001
                                                                Unrealized
                                 Aggregate Face   Expiration   Appreciation/
                   Total Value        Value         Date      (Depreciation)
------------------------------------------------------------------------------
S&P 500 Index
(short)             $4,174,800     $4,153,932      Dec-01       $ (20,868)
US Treasury Note
10 year (long)       5,547,842      5,397,451      Dec-01         150,391
------------------------------------------------------------------------------
                                                                 $129,523
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $6,925,409 of securities on
loan (identified cost $354,257,818) (Note 1)                                   $319,942,692
-------------------------------------------------------------------------------------------
Cash                                                                                  6,876
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,358,461
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,474,554
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   18,600,939
-------------------------------------------------------------------------------------------
Total assets                                                                    341,383,522

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                91,972
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 38,912,870
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          264,801
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        512,727
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          234,844
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         4,163
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,151
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              159,158
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value                                         7,322,158
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               81,117
-------------------------------------------------------------------------------------------
Total liabilities                                                                47,586,961
-------------------------------------------------------------------------------------------
Net assets                                                                     $293,796,561

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $403,460,444
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          6,743
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (75,485,023)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (34,185,603)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $293,796,561

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($210,305,300 divided by 23,106,425 shares)                                           $9.10
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.10)*                                $9.66
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($17,433,150 divided by 1,919,050 shares)**                                           $9.08
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,769,305 divided by 414,481 shares)**                                              $9.09
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,971,783 divided by 216,609 shares)                                                $9.10
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.10)*                                $9.43
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($60,317,023 divided by 6,624,889 shares)                                             $9.10
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest income                                                              $    7,072,704
-------------------------------------------------------------------------------------------
Dividends                                                                           653,134
-------------------------------------------------------------------------------------------
Securities lending                                                                    4,895
-------------------------------------------------------------------------------------------
Total investment income                                                           7,730,733

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,770,718
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      706,696
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,890
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,233
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               449,807
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               148,132
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                36,645
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                11,462
-------------------------------------------------------------------------------------------
Other                                                                               173,628
-------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                     (52,208)
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,259,003
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (69,278)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,189,725
-------------------------------------------------------------------------------------------
Net investment income                                                             4,541,008
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (76,972,993)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,248,268
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the year                                           (37,234,970)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (111,959,695)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          ($107,418,687)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                               $   4,541,008     $    609,510
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (74,724,725)         478,510
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (37,234,970)       2,528,004
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                            (107,418,687)       3,616,024
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,058,174)        (328,066)
--------------------------------------------------------------------------------------------------
   Class B                                                               (160,314)         (14,095)
--------------------------------------------------------------------------------------------------
   Class C                                                                (28,580)          (2,222)
--------------------------------------------------------------------------------------------------
   Class M                                                                (16,831)          (1,758)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,492,959)        (136,973)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                               (544,028)        (451,413)
--------------------------------------------------------------------------------------------------
   Class B                                                                (63,566)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (13,400)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (3,795)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (549,989)              --
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (131,505)              --
--------------------------------------------------------------------------------------------------
   Class B                                                                (12,651)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (2,595)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                   (855)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (110,920)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     281,856,323      118,901,030
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          168,247,474      121,582,527

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     125,549,087        3,966,560
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $6,743 and
$193,195, respectively)                                             $ 293,796,561     $125,549,087
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.30       $12.63       $11.92       $11.90       $11.03
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .19(d)       .34(d)       .25(d)       .22          .25
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.10)        3.06         2.02         1.05         2.16
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.91)        3.40         2.27         1.27         2.41
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.33)        (.22)        (.25)        (.27)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.08)       (1.40)       (1.34)       (1.00)       (1.27)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.29)       (1.73)       (1.56)       (1.25)       (1.54)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.10       $14.30       $12.63       $11.92       $11.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (34.70)       28.40        20.25        12.18        24.58
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $210,305      $72,565       $3,967       $3,147       $2,769
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)            1.21          .91          .78          .77          .71
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            1.65         2.00         2.05         1.82         2.29
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                210.37(e)    275.49       123.90       139.55       151.15
-----------------------------------------------------------------------------------------------------

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the year ended September 30, 2001 reflect a reduction of less than $0.01 per share. For the years ended September 30, 2000, 1999, 1998 and 1997, expenses reflect a reduction of $0.02, $0.19, $0.13 and $0.12, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  April 4, 2000+
operating performance                Sept. 30  to September 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.29       $14.27
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .10          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.09)         .01
--------------------------------------------------------------
Total from
investment operations                  (4.99)         .08
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.13)        (.06)
--------------------------------------------------------------
From net realized gain
on investments                          (.08)          --
--------------------------------------------------------------
From return of capital                  (.01)          --
--------------------------------------------------------------
Total distributions                     (.22)        (.06)
--------------------------------------------------------------
Net asset value,
end of period                          $9.08       $14.29
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (35.24)        0.53*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,433       $6,215
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)            1.96          .88*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .90          .58*
--------------------------------------------------------------
Portfolio turnover (%)                210.37(e)    275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the year ended September 30, 2001 reflect a reduction of less than $0.01 per share. For the period ended September 30, 2000 expenses reflect a reduction of $0.02 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                               For the period
Per-share                           Year ended  April 4, 2000+
operating performance                Sept. 30  to September 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.28       $14.27
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .10          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.08)         .01
--------------------------------------------------------------
Total from
investment operations                  (4.98)         .08
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.11)        (.07)
--------------------------------------------------------------
From net realized gain
on investments                          (.08)          --
--------------------------------------------------------------
From return of capital                  (.02)          --
--------------------------------------------------------------
Total distributions                     (.21)        (.07)
--------------------------------------------------------------
Net asset value,
end of period                          $9.09       $14.28
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (35.22)        0.55*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,769         $918
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)            1.96          .88*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)             .94          .58*
--------------------------------------------------------------
Portfolio turnover (%)                210.37(e)    275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the year ended September 30, 2001 reflect a reduction of less than $0.01 per share. For the period ended September 30, 2000 expenses reflect a reduction of $0.02 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  April 4, 2000+
operating performance                Sept. 30  to September 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.30       $14.27
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .13          .09
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.09)          --
--------------------------------------------------------------
Total from
investment operations                  (4.96)         .09
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.14)        (.06)
--------------------------------------------------------------
From net realized gain
on investments                          (.08)          --
--------------------------------------------------------------
From return of capital                  (.02)          --
--------------------------------------------------------------
Total distributions                     (.24)        (.06)
--------------------------------------------------------------
Net asset value,
end of period                          $9.10       $14.30
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (35.04)        0.61*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,972         $562
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)            1.71          .76*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            1.12          .70*
--------------------------------------------------------------
Portfolio turnover (%)                210.37(e)    275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the year ended September 30, 2001 reflect a reduction of less than $0.01 per share. For the period ended September 30, 2000 expenses reflect a reduction of $0.02 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended August 2, 2000+
operating performance                Sept. 30  to September 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.30       $13.95
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .22          .05
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.10)         .34
--------------------------------------------------------------
Total from
investment operations                  (4.88)         .39
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.22)        (.04)
--------------------------------------------------------------
From net realized gain
on investments                          (.08)          --
--------------------------------------------------------------
From return of capital                  (.02)          --
--------------------------------------------------------------
Total distributions                     (.32)        (.04)
--------------------------------------------------------------
Net asset value,
end of period                          $9.10       $14.30
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (34.55)        2.82*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $60,317      $45,289
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)             .96          .13*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)            1.93          .37*
--------------------------------------------------------------
Portfolio turnover (%)                210.37(e)    275.49
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the year ended September 30, 2001 reflect a reduction of less than $0.01 per share. For the period ended September 30, 2000 expenses reflect a reduction of $0.02 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Balanced Fund (the "fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the value of securities loaned amounted to $6,925,409. The fund received cash collateral of $7,322,158 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $712,000 available to offset future net capital gain, if any, which will expire on September 30, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, both realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $29,398 to decrease distributions in excess of net investment income and $228 to increase paid-in-capital, with an increase to accumulated net realized loss of $29,626. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through March 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 0.80% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $69,278 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $611 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $135,923 and $590 from the sale of class A and class M shares, respectively, and received $22,261 and $2,927 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received no monies on class A or class M redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $590,480,739 and $353,199,337, respectively. Purchases and sales of U.S. government obligations aggregated $855,807,611 and $823,968,813, respectively.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,885,420        $263,651,555
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  351,900           3,699,165
---------------------------------------------------------------------------
                                            23,237,320         267,350,720

Shares
repurchased                                 (5,204,260)        (55,890,444)
---------------------------------------------------------------------------
Net increase                                18,033,060        $211,460,276
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,449,088        $ 76,959,310
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   58,542             777,629
---------------------------------------------------------------------------
                                             5,507,630          77,736,939

Shares
repurchased                                   (748,407)        (10,661,354)
---------------------------------------------------------------------------
Net increase                                 4,759,223        $ 67,075,585
---------------------------------------------------------------------------

                                               Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,902,902         $21,951,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   19,566             217,635
---------------------------------------------------------------------------
                                             1,922,468          22,169,632

Shares
repurchased                                   (438,457)         (4,643,116)
---------------------------------------------------------------------------
Net increase                                 1,484,011         $17,526,516
---------------------------------------------------------------------------

                                              For the period April 4, 2000
                                              (commencement of operations)
                                                     to September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    452,749          $6,456,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      928              13,305
---------------------------------------------------------------------------
                                               453,677           6,469,876

Shares
repurchased                                    (18,638)           (268,002)
---------------------------------------------------------------------------
Net increase                                   435,039          $6,201,874
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    838,316         $10,119,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,400              38,448
---------------------------------------------------------------------------
                                               841,716          10,158,382

Shares
repurchased                                   (491,560)         (5,697,532)
---------------------------------------------------------------------------
Net increase                                   350,156         $ 4,460,850
---------------------------------------------------------------------------

                                              For the period April 4, 2000
                                              (commencement of operations)
                                                     to September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     74,279          $1,055,760
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      137               1,967
---------------------------------------------------------------------------
                                                74,416           1,057,727

Shares
repurchased                                    (10,091)           (144,258)
---------------------------------------------------------------------------
Net increase                                    64,325          $  913,469
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    226,236          $2,381,248
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,960              20,780
---------------------------------------------------------------------------
                                               228,196           2,402,028

Shares
repurchased                                    (50,852)           (518,627)
---------------------------------------------------------------------------
Net increase                                   177,344          $1,883,401
---------------------------------------------------------------------------

                                              For the period April 4, 2000
                                              (commencement of operations)
                                                     to September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     57,126           $ 803,902
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      123               1,758
---------------------------------------------------------------------------
                                                57,249             805,660

Shares
repurchased                                    (17,984)           (253,164)
---------------------------------------------------------------------------
Net increase                                    39,265           $ 552,496
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,610,991        $ 70,730,005
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  190,998           2,153,868
---------------------------------------------------------------------------
                                             5,801,989          72,883,873

Shares
repurchased                                 (2,343,291)        (26,358,593)
---------------------------------------------------------------------------
Net increase                                 3,458,698        $ 46,525,280
---------------------------------------------------------------------------

                                             For the period August 2, 2000
                                              (commencement of operations)
                                                     to September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,303,950         $46,161,500
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,532             136,973
---------------------------------------------------------------------------
                                             3,313,482          46,298,473

Shares
repurchased                                   (147,291)         (2,140,867)
---------------------------------------------------------------------------
Net increase                                 3,166,191         $44,157,606
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 14.21% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended September 30, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President

David J. Santos
Vice President and Fund Manager

Anthony R. Sellitto
Vice President and Fund Manager

Kevin M. Cronin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN072-76229  318  11/01


PUTAM INVESTMENTS                                       [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Fund
Supplement to annual Report dated 9/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 9/30/01

                                                        NAV
1 year                                                -34.55%
5 years                                                41.26%
Annual average                                          7.15%
Life of fund (since class A inception, 1/3/95)        101.84%
Annual average                                         10.98%

Share value:                                            NAV
9/30/00                                               $14.30
9/30/01                                                $9.10
----------------------------------------------------------------------------
                                  Capital gains
Distributions:   No.   Income    Short     Long   Return of Capital   Total
                  4    $0.221   $0.018    $0.062       $0.016        $0.317
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Global Growth
and Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As we assess prospects for the economy and the markets in the aftermath of the September 11 tragedy, it is instructive to note how history has responded to other such momentous events. Almost without exception, but generally with a brief lag while investors digested the news, the stock market and the economy have eventually recovered.

There is no reason to believe that the pattern will be different this time, though past performance can never assure future results. The economy was already in a rather steep decline before the attacks, but its underlying fundamentals remain strong. Monetary and fiscal policies already in place, as well as those initiatives now moving toward implementation, give added cause for optimism.

Over the next few months, your fund's managers will be making appropriate portfolio adjustments in response to the opportunities that may present themselves in the emerging environment. In the following report, they review your fund's performance during the fiscal year just ended and look at prospects for the year ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Pamela R. Holding
Deborah Kuenstner
Colin Moore
Hugh H. Mullin

The 12 months ended September 30, 2001, represented an extremely challenging time for financial markets around the world. The U.S. stock market, already weakened by a dramatically slowing economy and slumping investor confidence, declined further in the aftermath of the September 11 terrorist attacks on New York and Washington. The world economy was also affected; stocks in Europe, Latin America, and Asia experienced volatility in the wake of the attacks. Putnam Global Growth and Income Fund felt the impact of this difficult environment, which led to declines in many fund holdings and a negative 12-month return. While the short-term returns are disappointing, it is important to note that the fund outperformed the broader stock market for the period, as measured by its benchmark, the MSCI World Index. For complete performance information, including index returns, please refer to page 7.

Total return for 12 months ended 9/30/01

     Class A           Class B           Class C           Class M
   NAV     POP       NAV    CDSC       NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
 -14.31%  -19.25%  -14.89%  -18.95%  -15.01%  -15.83%  -14.61%  -17.61%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* DISCIPLINED PROCESS PROVED VALUABLE IN DIFFICULT ENVIRONMENT

The tragic events of September 11 were unprecedented in American history and the extent of their impact on financial markets around the world is, in some sense, uncharted territory. The attacks forced the U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression -- and in their wake the Dow Jones Industrial Average posted its worst quarterly loss in 14 years. In the months leading up to September 11, the economic slowdown in the United States and abroad had resulted in market volatility, reduced spending by businesses, and negative earnings forecasts from companies across all industry sectors. This took its toll on stocks in virtually every market, especially in the final months of the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                  14.1%

Oil and gas               8.4%

Pharmaceuticals           8.1%

Telecommunications        5.9%

Insurance                 4.9%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


During this challenging fiscal year, our disciplined stock selection process helped to mitigate losses. Our intensive research and analysis enabled us to target companies with attractive valuations, healthy long-term fundamentals, effective management, strong market positions, and improving business prospects. While the fund can invest in markets around the globe, the heart of our process lies in seeking what we consider the best companies, regardless of their location.

* TECHNOLOGY, MEDIA STOCKS PRESSURED BY SLOWING ECONOMY

Steep declines in the technology sector hurt fund performance during the period. As always, we focused the fund's investments in what we believed to be fundamentally solid companies undergoing positive changes that can improve their financial performance. Over the past 12 months, however, the speed and magnitude of the economic slowdown punished technology companies across the board, including those with strong fundamentals.

The fund's software holdings, such as Misys PLC in the United Kingdom and Parametric Technology Corporation in the United States, were particularly weak during the period. Although the fund had a modest position in technology stocks, it was still affected by this sector's poor performance. The same was true for the fund's media holdings, which weakened significantly in the final months of the period as investors became concerned about the outlook for advertising.

Despite recent declines in these sectors, we remain optimistic about the long-term prospects and attractive valuations for media and technology stocks and expect them to improve once market conditions stabilize.

* STRENGTH EMERGED FROM SELECTED HOLDINGS

Despite broad market weakness, strength from selected portfolio holdings helped reduce losses in fiscal 2001. The fund's positions in Philip Morris, the U.S. tobacco giant, and XL Capital, a Bermuda-based insurance company, contributed positively to performance, even in the aftermath of the September 11 tragedies.

At the close of the period, we believed insurance companies represented an attractive opportunity. Their stock prices had declined dramatically as investors anticipated a significant increase in claims due to the damage inflicted by the terrorist attacks. We believe, however, that the selloff in these stocks was too dramatic given the fundamental strength of these companies.


"The difficult conditions have brought valuations for many stocks to historically low levels, which should prove beneficial for investors over the long term."

-- Colin Moore, portfolio manager, Putnam Global Growth and Income Fund


The September tragedies actually helped communications services stocks as investors anticipated that air travel will decrease and more business will be conducted by telephone and video conferencing. Fund holding Sprint Corporation, which provides digital and wireline communications services in U.S. markets, was a beneficiary.

A number of holdings in the financial sector also provided strength during the fiscal year. Examples include Bank of America Corporation, the third-largest U.S.-based bank with locations in nearly 40 countries, and Tokyo-based Acom Co., Ltd., which provides consumer finance services such as loans and credit cards. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

In the health-care sector, European pharmaceutical stocks, such as AstraZeneca PLC, Aventis, and GlaxoSmithKline PLC, delivered strong returns. However, our decision to take profits on these positions and add more U.S. drug stocks dampened overall fund performance. Although the U.S. stocks appeared attractively valued when we increased their positions, many declined during the period due in part to a slower and more stringent FDA approval process.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
United States
Oil and gas

Citigroup, Inc.
United States
Financial

BP PLC
United Kingdom
Oil and gas

TotalFinaElf SA Class B
France
Oil and gas

Bristol-Myers Squibb Co.
United States
Pharmaceuticals

SBC Communications, Inc.
United States
Regional Bells

Philip Morris Companies, Inc.
United States
Tobacco

Merck & Co., Inc.
United States
Pharmaceuticals

Bank of America Corp.
United States
Banking

Wells Fargo & Co.
United States
Banking

Footnote reads:
These holdings represent 20.0% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


* LONG-TERM PERSPECTIVE IS ESSENTIAL

At the close of this difficult fiscal year, perhaps more than ever before, it is important for investors to maintain a long-term perspective. While the events of September 11 are a national tragedy that will not be easily overcome, we believe the U.S. economy and financial markets will recover, as they have in the aftermath of other momentous events throughout world history. Although consumer confidence, spending, and business investment declined further as a result of the attacks, we believe that there are positive signs on the horizon.

The U.S. government has begun adding new stimulus to the economy. Congress has appropriated billions of dollars to help rebuild lower Manhattan and to support the airline industry. New spending on security efforts in coming months and years is expected to create many new jobs across the country. In addition, the Federal Reserve Board has continued to cut interest rates.

At the close of the period, short-term rates were less than half of last year's level, which encourages businesses and consumers to spend money rather than save it. The Fed will likely work with international central bankers to provide ample liquidity and implement further interest-rate cuts to encourage a global economic re-building.

While the economy might contract in the short term, the stimulus from lower interest rates, lower tax rates, and greater government spending is likely to encourage a recovery during 2002. In the meantime, the difficult conditions have brought valuations for many stocks to historically low levels, which provides us with attractive buying opportunities that should prove beneficial for investors over the long term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

We are also pleased to announce the addition of Pamela R. Holding to your fund's management team. Pamela has been with Putnam since 1995 and is currently managing director and director of European investment research. She has 13 years of investment experience.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth through investing primarily in stocks of companies in the United States and worldwide.



TOTAL RETURN FOR PERIODS ENDED 9/30/01

                      Class A          Class B            Class C            Class M
(inception dates)    (1/3/95)         (11/5/97)          (7/26/99)          (11/5/97)
                   NAV     POP       NAV     CDSC       NAV     CDSC       NAV     POP
------------------------------------------------------------------------------------------
1 year           -14.31%  -19.25%  -14.89%  -18.95%   -15.01%  -15.83%   -14.61%  -17.61%
------------------------------------------------------------------------------------------
5 years           44.45    36.10    38.58    36.58     39.34    39.34     40.44    35.57
Annual average     7.63     6.36     6.74     6.43      6.86     6.86      7.03     6.28
------------------------------------------------------------------------------------------
Life of fund      90.26    79.30    79.30    79.30     81.27    81.27     82.66    76.36
Annual average    10.01     9.05     9.05     9.05      9.23     9.23      9.35     8.78
------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                            MSCI                Consumer
                         World Index          price index
------------------------------------------------------------------------
1 year                    -28.14%                2.65%
------------------------------------------------------------------------
5 years                    25.06                12.93
Annual average              4.58                 2.46
------------------------------------------------------------------------
Life of fund               63.83                18.64
Annual average              7.59                 2.57
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

               Fund's class A       MSCI World      Consumer price
Date           shares at POP          Index             index

1/3/95              9,425            10,000            10,000
9/30/95            10,687            11,524            10,200
9/30/96            11,940            13,099            10,506
9/30/97            15,541            16,259            10,739
9/30/98            15,709            16,281            10,892
9/30/99            20,248            21,079            11,172
9/30/00            20,924            22,799            11,558
9/30/01           $17,930           $16,383           $11,864

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,930 and $18,127, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,266 ($17,636 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

                         Class A       Class B      Class C        Class M
-------------------------------------------------------------------------------
Distributions
(number)                    4             1            1              1
-------------------------------------------------------------------------------
Income                   $0.075        $0.025       $0.027         $0.031
-------------------------------------------------------------------------------
Capital gains
  Long term               0.427         0.427        0.427          0.427
-------------------------------------------------------------------------------
  Short term              0.147         0.147        0.147          0.147
-------------------------------------------------------------------------------
  Return of capital 1     0.008         0.004        0.005          0.005
-------------------------------------------------------------------------------
  Total                  $0.657        $0.603       $0.606         $0.610
-------------------------------------------------------------------------------
Share value:          NAV       POP     NAV          NAV        NAV       POP
-------------------------------------------------------------------------------
9/30/00             $13.56    $14.39   $13.38       $13.53    $13.46    $13.95
-------------------------------------------------------------------------------
9/30/01              11.05     11.72    10.87        10.98     10.97     11.37
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

1 See page 35 for more information.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Global Growth and Income Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Growth and Income Fund (the "fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2001



THE FUND'S PORTFOLIO
September 30, 2001

COMMON STOCKS (93.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
             32,700 Interpublic Group of Companies, Inc.                                             $      667,080

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
            141,087 BAE Systems PLC (United Kingdom)                                                        686,254

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
             36,400 Southwest Airlines Co.                                                                  540,176

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
             35,912 Ford Motor Co.                                                                          623,073
             51,700 Toyota Motor Corp. (Japan)                                                            1,328,535
                                                                                                      -------------
                                                                                                          1,951,608

Banking (14.1%)
-------------------------------------------------------------------------------------------------------------------
             57,100 ABN AMRO Holdings NV (Netherlands)                                                      941,531
             33,548 Bank of America Corp.                                                                 1,959,203
             38,900 Bank of New York Company, Inc. (The)                                                  1,361,500
             35,698 Bank One Corp.                                                                        1,123,416
             20,601 Barclays PLC (United Kingdom)                                                           566,411
              7,300 BNP Paribas SA (France)                                                                 596,869
             16,339 Comerica, Inc.                                                                          905,181
             22,135 FleetBoston Financial Corp.                                                             813,461
              9,492 M & T Bank Corp.                                                                        702,408
              2,770 Mellon Financial Corp.                                                                   89,554
             72,000 National Bank of Canada (Canada)                                                      1,276,353
             28,800 Royal Bank of Scotland Group PLC (United Kingdom)                                       633,978
             96,469 Sanpaolo IMI SpA (Italy)                                                              1,011,859
             20,900 Societe Generale (France)                                                             1,042,814
             53,300 Toronto-Dominion Bank (Canada)                                                        1,310,313
             64,645 U.S. Bancorp                                                                          1,433,826
             37,900 Wells Fargo & Co.                                                                     1,684,655
                                                                                                      -------------
                                                                                                         17,453,332

Beverage (3.1%)
-------------------------------------------------------------------------------------------------------------------
             25,327 Anheuser-Busch Companies, Inc.                                                        1,060,695
             28,528 Coca-Cola Co. (The)                                                                   1,336,537
             61,400 Diageo PLC (United Kingdom)                                                             644,674
            136,000 South African Breweries PLC (United Kingdom)                                            849,371
                                                                                                      -------------
                                                                                                          3,891,277

Broadcasting (1.1%)
-------------------------------------------------------------------------------------------------------------------
             11,949 Clear Channel Communications, Inc. (NON)                                                474,973
            611,540 Granada PLC (United Kingdom)                                                            835,752
                                                                                                      -------------
                                                                                                          1,310,725

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
             34,200 USA Networks, Inc. (NON)                                                                614,916

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
              9,300 Eaton Corp.                                                                             550,653

Chemicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
             12,124 Avery Dennison Corp.                                                                    573,586
             16,100 BASF AG (Germany)                                                                       565,839
             19,335 Eastman Chemical Co.                                                                    701,861
                                                                                                      -------------
                                                                                                          1,841,286

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
              2,500 Peabody Energy Corp.                                                                     60,250

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
            265,300 Hays PLC (United Kingdom)                                                               596,483
             35,695 Securitas AB Class B (Sweden)                                                           575,807
             13,300 Sodexho Alliance SA (France)                                                            563,099
                                                                                                      -------------
                                                                                                          1,735,389

Computers (1.3%)
-------------------------------------------------------------------------------------------------------------------
             49,000 Fujitsu, Ltd. (Japan)                                                                   411,077
             71,841 Hewlett-Packard Co.                                                                   1,156,640
                                                                                                      -------------
                                                                                                          1,567,717

Conglomerates (2.2%)
-------------------------------------------------------------------------------------------------------------------
             16,900 General Electric Co.                                                                    628,680
             34,700 Smiths Group PLC (United Kingdom)                                                       335,525
             25,604 Tyco International, Ltd. (Bermuda)                                                    1,164,982
             12,900 Vivendi Universal SA (France)                                                           597,256
                                                                                                      -------------
                                                                                                          2,726,443

Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
              9,020 Lafarge Coppee (France)                                                                 734,627

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
             11,400 Acom Co., Ltd. (Japan)                                                                1,006,164
              9,300 Providian Financial Corp.                                                               187,395
                                                                                                      -------------
                                                                                                          1,193,559

Consumer Goods (1.1%)
-------------------------------------------------------------------------------------------------------------------
             11,600 Colgate-Palmolive Co.                                                                   675,700
             29,000 KAO Corp. (Japan)                                                                       714,772
                                                                                                      -------------
                                                                                                          1,390,472

Consumer Staples (0.5%)
-------------------------------------------------------------------------------------------------------------------
             17,000 Fuji Photo Film Co., Ltd. (Japan)                                                       585,321

Electric Utilities (3.4%)
-------------------------------------------------------------------------------------------------------------------
             13,583 E.On AG (Germany)                                                                       697,517
             33,009 Entergy Corp.                                                                         1,173,800
             23,140 Progress Energy, Inc.                                                                   994,789
            213,624 Scottish Power PLC (United Kingdom)                                                   1,283,935
                                                                                                      -------------
                                                                                                          4,150,041

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
             14,809 Schneider Electric SA (France)                                                          539,344

Electronics (2.9%)
-------------------------------------------------------------------------------------------------------------------
             16,600 Fuji Soft ABC, Inc. (Japan)                                                             709,557
             29,200 Intel Corp.                                                                             596,848
             42,600 Motorola, Inc.                                                                          664,560
              3,900 Samsung Electronics Co., Ltd. (South Korea)                                             417,112
             45,700 Solectron Corp. (NON)                                                                   532,405
            513,800 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                   696,299
                                                                                                      -------------
                                                                                                          3,616,781

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------
             19,500 Baker Hughes, Inc.                                                                      564,525
             20,900 Schlumberger, Ltd.                                                                      955,130
                                                                                                      -------------
                                                                                                          1,519,655

Entertainment (0.8%)
-------------------------------------------------------------------------------------------------------------------
             29,400 Viacom, Inc. Class B (NON)                                                            1,014,300

Financial (3.5%)
-------------------------------------------------------------------------------------------------------------------
             24,100 American Express Co.                                                                    700,346
             72,489 Citigroup, Inc.                                                                       2,935,805
              8,487 Fannie Mae                                                                              679,469
                                                                                                      -------------
                                                                                                          4,315,620

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
              7,900 Kraft Foods, Inc. Class A                                                               271,523

Health Care Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             12,500 CIGNA Corp.                                                                           1,036,875

Insurance (4.9%)
-------------------------------------------------------------------------------------------------------------------
             22,000 ACE, Ltd.                                                                               635,140
              4,682 Allianz AG (Germany)                                                                  1,061,477
              8,300 American International Group, Inc. AIG                                                  647,400
             35,196 ING Groep NV (Netherlands)                                                              943,113
              2,610 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                                 677,275
              7,118 Swiss Reinsurance Co. (Switzerland)                                                     700,391
             18,037 XL Capital, Ltd. Class A (Bermuda)                                                    1,424,923
                                                                                                      -------------
                                                                                                          6,089,719

Investment Banking/Brokerage (2.2%)
-------------------------------------------------------------------------------------------------------------------
             42,649 Fortis (NL) NV (Netherlands)                                                          1,041,472
             26,750 Morgan Stanley Dean Witter & Co.                                                      1,239,863
             31,000 Nomura Securities Co., Ltd. (Japan)                                                     405,333
                                                                                                      -------------
                                                                                                          2,686,668

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------------------------------------------
             46,690 Accor SA (France)                                                                     1,326,351

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
             31,458 Atlas Copco AB Class B (Sweden)                                                         516,310

Media (0.5%)
-------------------------------------------------------------------------------------------------------------------
             32,525 Walt Disney Co. (The)                                                                   605,616

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
              4,275 Zimmer Holdings, Inc. (NON)                                                             118,631

Metals (1.0%)
-------------------------------------------------------------------------------------------------------------------
            141,300 BHP Billiton, Ltd. (Australia)                                                          598,054
             41,300 Rio Tinto, Ltd. (Australia)                                                             636,665
                                                                                                      -------------
                                                                                                          1,234,719

Natural Gas Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
             44,977 NiSource, Inc.                                                                        1,048,414

Office Equipment & Supplies (0.8%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Canon, Inc. (Japan)                                                                     961,119

Oil & Gas (8.4%)
-------------------------------------------------------------------------------------------------------------------
              8,800 Alberta Energy Company, Ltd. (Canada)                                                   298,626
            329,400 BP PLC (United Kingdom)                                                               2,720,380
            106,602 Exxon Mobil Corp.                                                                     4,200,115
             10,600 PanCanadian Petroleum, Ltd. (Canada)                                                    253,004
             25,323 Petroleo Brasileiro SA ADR (Brazil)                                                     500,129
             18,088 TotalFinaElf SA Class B (France)                                                      2,429,196
                                                                                                      -------------
                                                                                                         10,401,450

Paper & Forest Products (1.9%)
-------------------------------------------------------------------------------------------------------------------
             79,300 Abitibi-Consolidated, Inc. (Canada)                                                     501,556
             45,625 Aracruz Celulose S.A. ADR (Brazil)                                                      677,531
             42,900 UPM-Kymmene OYJ (Finland)                                                             1,222,592
                                                                                                      -------------
                                                                                                          2,401,679

Pharmaceuticals (8.1%)
-------------------------------------------------------------------------------------------------------------------
             35,396 AstraZeneca PLC (United Kingdom)                                                      1,646,256
             42,755 Bristol-Myers Squibb Co.                                                              2,375,468
             30,397 Merck & Co., Inc.                                                                     2,024,440
             37,000 Pfizer, Inc.                                                                          1,483,700
             28,300 Pharmacia Corp.                                                                       1,147,848
             35,885 Schering-Plough Corp.                                                                 1,331,334
                                                                                                      -------------
                                                                                                         10,009,046

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------------------------------------------
            102,643 Xerox Corp.                                                                             795,483

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
             17,216 Boston Properties, Inc. (R)                                                             656,446

Regional Bells (1.8%)
-------------------------------------------------------------------------------------------------------------------
             47,543 SBC Communications, Inc.                                                              2,240,226

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
             24,456 McDonald's Corp.                                                                        663,736

Retail (2.3%)
-------------------------------------------------------------------------------------------------------------------
             15,100 Albertsons, Inc.                                                                        481,388
             79,600 Limited, Inc. (The)                                                                     756,200
            117,000 Rite Aid Corp. (NON)                                                                    903,240
             49,700 Staples, Inc. (NON)                                                                     663,495
                                                                                                      -------------
                                                                                                          2,804,323

Shipping (0.3%)
-------------------------------------------------------------------------------------------------------------------
             96,000 Nippon Express Co., Ltd. (Japan)                                                        364,394

Software (1.5%)
-------------------------------------------------------------------------------------------------------------------
             41,393 BMC Software, Inc. (NON)                                                                525,691
            287,980 Misys PLC (United Kingdom)                                                              861,185
             94,913 Parametric Technology Corp. (NON)                                                       492,598
                                                                                                      -------------
                                                                                                          1,879,474

Technology Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
             44,400 KPMG Consulting, Inc. (NON)                                                             479,964

Telecommunications (5.9%)
-------------------------------------------------------------------------------------------------------------------
             82,935 British Telecommunications PLC (United Kingdom)                                         414,368
             19,200 Deutsche Telekom AG (Germany)                                                           298,761
                233 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                    1,087,907
                 60 NTT DoCoMo, Inc. (Japan)                                                                811,219
             42,000 Orange SA (France) (NON)                                                                305,928
            102,700 Portugal Telecom SGPS SA (Portugal) (NON)                                               746,197
             21,900 Qwest Communications International, Inc.                                                365,730
             45,970 Sprint Corp. (FON Group)                                                              1,103,740
                977 Swisscom AG ADR (Switzerland)                                                           275,705
            137,292 Telecom Italia SpA (Italy)                                                            1,036,286
            360,000 Vodafone Group PLC (United Kingdom)                                                     793,530
                                                                                                      -------------
                                                                                                          7,239,371

Telephone (0.8%)
-------------------------------------------------------------------------------------------------------------------
             87,600 Telefonica SA (Spain) (NON)                                                             968,284

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
              2,400 Industria de Diseno Textil (Inditex) SA 144A (Spain) (NON)                               40,426

Tobacco (1.8%)
-------------------------------------------------------------------------------------------------------------------
             45,376 Philip Morris Companies, Inc.                                                         2,191,207

Waste Management (0.9%)
-------------------------------------------------------------------------------------------------------------------
             68,500 Republic Services, Inc. (NON)                                                         1,109,700

Water Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
             53,100 Severn Trent Water PLC (United Kingdom)                                                 570,012
                                                                                                     --------------
                    Total Common Stocks (cost $130,690,683)                                          $  115,367,992

CONVERTIBLE BONDS AND NOTES (0.5%) (a) (cost $600,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           600,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                          $      673,020

SHORT-TERM INVESTMENTS (3.3%) (a) (cost $4,086,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,086,000 Interest in $500,000,000 joint tri-party repurchase agreement dated September 28, 2001 with Credit Suisse First Boston
                    due October 1, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $4,087,149
                    for an effective yield of 3.375%.                                                $    4,086,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $135,376,683) (b)                                        $  120,127,012
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $123,686,727.

  (b) The aggregate identified cost on a tax basis is $137,283,740, resulting in gross unrealized appreciation and depreciation of $1,930,931 and $19,087,659, respectively, or net unrealized depreciation of $17,156,728.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2001:
      (as percentage of Market Value)

               Australia             1.0%
               Bermuda               2.2
               Brazil                1.0
               Canada                3.0
               Finland               1.0
               France                6.8
               Germany               2.8
               Italy                 1.7
               Japan                 7.0
               Netherlands           2.4
               United Kingdom       11.2
               United States        55.9
               Other                 4.0
                                   -----
               Total               100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2001

                                Aggregate Face    Delivery        Unrealized
                 Market Value        Value          Date         Appreciation
------------------------------------------------------------------------------
Euro Dollar       $4,738,935      $4,670,102     12/19/2001         $68,833
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $135,376,683) (Note 1)                                        $120,127,012
-------------------------------------------------------------------------------------------
Foreign currency (cost $289,634)                                                    284,967
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           303,670
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              451,044
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,032,529
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                       68,833
-------------------------------------------------------------------------------------------
Total assets                                                                    126,268,055

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    662,894
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,318,085
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          135,556
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        265,833
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           67,912
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        11,574
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,314
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               89,066
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               28,094
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,581,328
-------------------------------------------------------------------------------------------
Net assets                                                                     $123,686,727

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $146,191,321
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (68,828)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                       (7,254,951)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                (15,180,815)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $123,686,727

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($78,623,695 divided by 7,115,935 shares)                                            $11.05
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.05)*                              $11.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($38,874,965 divided by 3,574,775 shares)**                                          $10.87
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,123,710 divided by 375,451 shares)**                                             $10.98
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,064,357 divided by 188,163 shares)                                               $10.97
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.97)*                              $11.37
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $150,501)                                     $  2,344,338
-------------------------------------------------------------------------------------------
Interest                                                                            257,083
-------------------------------------------------------------------------------------------
Securities lending                                                                      413
-------------------------------------------------------------------------------------------
Total investment income                                                           2,601,834

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    991,314
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      315,543
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,889
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,090
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               191,897
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               406,012
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                36,356
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                20,640
-------------------------------------------------------------------------------------------
Other                                                                               215,630
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,200,371
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (54,556)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,145,815
-------------------------------------------------------------------------------------------
Net investment income                                                               456,019
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (5,754,942)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (11,396)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (375,295)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                               274,008
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the year                                           (15,460,726)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (21,328,351)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(20,872,332)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $    456,019     $    377,437
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                      (6,141,633)       4,163,378
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (15,186,718)      (1,155,082)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                             (20,872,332)       3,385,733
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (417,255)        (737,087)
--------------------------------------------------------------------------------------------------
   Class B                                                                (71,273)        (440,375)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (5,667)         (10,200)
--------------------------------------------------------------------------------------------------
   Class M                                                                 (6,340)         (45,749)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (2,880,004)      (2,534,576)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,637,236)      (2,037,004)
--------------------------------------------------------------------------------------------------
   Class C                                                               (121,194)         (46,269)
--------------------------------------------------------------------------------------------------
   Class M                                                               (119,172)        (202,632)
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                (45,652)              --
--------------------------------------------------------------------------------------------------
   Class B                                                                (12,483)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                   (956)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (1,002)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      44,211,474       40,919,864
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           18,020,908       38,251,705

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     105,665,819       67,414,114
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $68,828
and $235,139, respectively)                                          $123,686,727     $105,665,819
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.56       $14.06       $11.39       $12.50       $10.77
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .08(a)       .11(a)       .07(a)       .16(a)(d)    .14(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.93)         .59         2.98         (.87)        3.13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.85)         .70         3.05         (.71)        3.27
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.26)        (.09)        (.09)        (.23)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.57)        (.94)        (.29)        (.31)       (1.31)
-----------------------------------------------------------------------------------------------------
Return of capital                       (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.66)       (1.20)        (.38)        (.40)       (1.54)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.05       $13.56       $14.06       $11.39       $12.50
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.31)        5.10        27.06        (5.72)       33.88
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $78,624      $63,055      $36,082      $22,091       $2,885
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.50         1.59         1.69         1.70(d)      1.48(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .65          .77          .53         1.14(d)      1.19(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                139.38        68.22        68.46        62.96       103.92
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1998 and September 30, 1997, reflect a reduction of approximately $.05 and $.07 per share respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Nov. 3, 1997+
operating performance                      Year ended September 30         to Sept. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.38       $13.94       $11.34       $12.01
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)          --(e)      (.03)         .04(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.90)         .58         2.95         (.35)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.91)         .58         2.92         (.31)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.20)        (.03)        (.05)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.57)        (.94)        (.29)        (.31)
----------------------------------------------------------------------------------------
Return of capital                         --(e)        --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.60)       (1.14)        (.32)        (.36)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.87       $13.38       $13.94       $11.34
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.89)        4.26        26.08        (2.62)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,875      $37,356      $28,105      $16,315
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.25         2.34         2.44         2.24(d)*
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.11)         .01         (.23)         .39(d)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                139.38        68.22        68.46        62.96
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                Year ended September 30  to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.53       $14.06       $14.56
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .01         (.01)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.93)         .61         (.48)
---------------------------------------------------------------------------
Total from
investment operations                  (1.94)         .62         (.49)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.03)        (.21)        (.01)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.57)        (.94)          --
---------------------------------------------------------------------------
Return of capital                       (.01)          --           --
---------------------------------------------------------------------------
Total distributions                     (.61)       (1.15)        (.01)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.98       $13.53       $14.06
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.01)        4.48        (3.40)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,124       $2,392         $515
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.25         2.34          .44*
---------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.07)         .09         (.10)*
---------------------------------------------------------------------------
Portfolio turnover (%)                139.38        68.22        68.46
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Nov. 3, 1997+
operating performance                      Year ended September 30         to Sept. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.46       $14.00       $11.35       $12.01
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (a)                .01          .03           --(e)       .07(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.89)         .58         2.98         (.36)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.88)         .61         2.98         (.29)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.21)        (.04)        (.06)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.57)        (.94)        (.29)        (.31)
----------------------------------------------------------------------------------------
Return of capital                       (.01)          --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.61)       (1.15)        (.33)        (.37)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.97       $13.46       $14.00       $11.35
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.61)        4.46        26.57        (2.48)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,064       $2,862       $2,712       $1,783
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.00         2.09         2.19         2.02(d)*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .08          .24          .03          .62(d)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                139.38        68.22        68.46        62.96
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share.

(e) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income as a secondary objective by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the fund did not have any outstanding loaned securities.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $2,908,000 available to offset future net capital gain, if any, which will expire on September 30, 2009.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on certain futures contracts and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $210,827 to decrease distributions in excess of net investment income and $210,827 to increase accumulated net realized loss on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, September 30, 2001 the fund's expenses were reduced by $54,556 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $705 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $76,927 and $1,200 from the sale of class A and class M shares, respectively, and received $67,858 and $3,314 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received $13,748 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $202,787,793 and $166,326,719, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,293,589        $ 80,732,105
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  254,600           3,250,286
---------------------------------------------------------------------------
                                             6,548,189          83,982,391

Shares
repurchased                                 (4,082,143)        (52,059,556)
---------------------------------------------------------------------------
Net increase                                 2,466,046        $ 31,922,835
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,574,201        $ 48,633,746
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  232,368           3,106,638
---------------------------------------------------------------------------
                                             3,806,569          51,740,384

Shares
repurchased                                 (1,723,839)        (23,413,867)
---------------------------------------------------------------------------
Net increase                                 2,082,730        $ 28,326,517
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,374,503         $17,306,493
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  127,341           1,612,132
---------------------------------------------------------------------------
                                             1,501,844          18,918,625

Shares
repurchased                                   (719,247)         (8,916,193)
---------------------------------------------------------------------------
Net increase                                   782,597         $10,002,432
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,276,724         $17,129,171
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,150           2,333,995
---------------------------------------------------------------------------
                                             1,452,874          19,463,166

Shares
repurchased                                   (677,528)         (9,037,279)
---------------------------------------------------------------------------
Net increase                                   775,346         $10,425,887
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    315,208         $ 4,075,649
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,395             120,345
---------------------------------------------------------------------------
                                               324,603           4,195,994

Shares
repurchased                                   (125,970)         (1,606,107)
---------------------------------------------------------------------------
Net increase                                   198,633         $ 2,589,887
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    161,803          $2,174,153
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,601              48,143
---------------------------------------------------------------------------
                                               165,404           2,222,296

Shares
repurchased                                    (25,219)           (340,843)
---------------------------------------------------------------------------
Net increase                                   140,185          $1,881,453
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     47,545         $   615,172
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,797             124,918
---------------------------------------------------------------------------
                                                57,342             740,090

Shares
repurchased                                    (81,739)         (1,043,770)
---------------------------------------------------------------------------
Net decrease                                   (24,397)        $  (303,680)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     65,212          $  895,558
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,598             247,541
---------------------------------------------------------------------------
                                                83,810           1,143,099

Shares
repurchased                                    (64,994)           (857,092)
---------------------------------------------------------------------------
Net increase                                    18,816          $  286,007
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended September 30, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

For the period, interest and dividends from foreign countries were $1,205,790 or $0.107 per share.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Pamela R. Holding
Vice President and Fund Manager

Deborah Kuenstner
Vice President and Fund Manager

Colin Moore
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN063-76230  197/2HP/2HQ/  11/01